MASSMUTUAL SELECT FUNDS

MassMutual Select Mid Cap Growth Fund

Supplement dated April 16, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information for the MassMutual Select Mid Cap Growth Fund under the heading Portfolio Managers (page 89 of the Prospectus) in the section titled Management:

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010. He is expected to retire as of December 31, 2019.

Effective immediately, the following information replaces similar information found on page 130 for Frontier Capital Management Company, LLC (“Frontier”) related to the MassMutual Select Mid Cap Growth Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010. Mr. Knightly is expected to retire as of December 31, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-18-04

MCG-18-01